EXHIBIT 99.1

ORCHID ISLAND CAPITAL ANNOUNCES
FEBRUARY 2019 MONTHLY DIVIDEND AND
JANUARY 31, 2019 RMBS PORTFOLIO CHARACTERISTICS

•	February 2019 Monthly Dividend of $0.08 Per Share
•	RMBS Portfolio Characteristics as of January 31, 2019
•	Repurchased 469,975 shares through stock repurchase plan during January 2019
•	Next Dividend Announcement Expected March 13, 2019

Vero Beach, Fla., February 13, 2019 - Orchid Island Capital, Inc. (the “Company”) (NYSE:ORC) announced today that the Board of Directors (the “Board”) declared a monthly cash dividend for the month of February 2019. The dividend of $0.08 per share will be paid March 29, 2019, to holders of record on February 28, 2019, with an ex-dividend date of February 27, 2019.  The Company plans on announcing its next dividend after the Board’s meeting on March 13, 2019.

The Company intends to make regular monthly cash distributions to its stockholders. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of February 13, 2019, the Company had 48,662,448 shares outstanding. At December 31, 2018, the Company had 49,132,423 shares outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of January 31, 2019 are presented below. These figures are preliminary and subject to change.  The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•	RMBS Valuation Characteristics
•	RMBS Assets by Agency
•	Investment Company Act of 1940 (Whole Pool) Test Results
•	Repurchase Agreement Exposure by Counterparty
•	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests in Agency RMBS that are either traditional pass-through Agency RMBS or structured Agency RMBS. Orchid Island Capital, Inc. has elected to be taxed as a REIT for federal income tax purposes.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions and the expected funding of purchased assets and anticipated borrowings. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Form 10-K for the year ended December 31, 2017.

RMBS Valuation Characteristics
($ in thousands)
									Realized	Realized
									Jan 2019	Nov - Jan	Modeled	Modeled
					Net			Weighted	CPR	2019 CPR	Interest	Interest
			%		Weighted			Average	(1-Month)	(3-Month)	Rate	Rate
	Current	Fair	of	Current	Average			Maturity	(Reported	(Reported	Sensitivity	Sensitivity
Type	Face	Value(1)	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Feb)	in Feb)	(-50 BPS)(2)	(+50 BPS)(2)
ARM RMBS
Post Rest ARM	$1,342	$1,432	0.05%	$106.73	4.75%	5.19%	171	190	0.07%	0.04%	$10	$(9)
Fixed Rate CMO	710,344	735,110	24.83%	103.49	4.27%	4.61%	11	346	8.00%	7.10%	1,821	(5,465)
15yr 4.0	524,838	544,043	18.38%	103.66	4.00%	4.53%	8	169	6.13%	5.95%	9,583	(10,161)
15yr Total	524,838	544,043	18.38%	103.66	4.00%	4.53%	8	169	6.13%	5.95%	9,583	(10,161)
20yr 4.0	90,217	93,570	3.16%	103.72	4.00%	4.48%	18	218	2.68%	6.62%	2,022	(2,101)
20yr Total	90,217	93,570	3.16%	103.72	4.00%	4.48%	18	218	2.68%	6.62%	2,022	(2,101)
30yr 4.0	304,365	313,896	10.60%	103.13	4.00%	4.55%	21	337	4.19%	5.12%	6,246	(7,795)
30yr 4.5	920,867	963,475	32.54%	104.63	4.50%	4.96%	11	348	12.70%	9.81%	11,133	(15,769)
30yr 5.0	164,020	175,744	5.94%	107.15	5.00%	5.50%	11	347	8.41%	8.89%	2,133	(2,799)
30yr Total	1,389,252	1,453,115	49.08%	104.60	4.45%	4.93%	13	345	10.28%	8.41%	19,512	(26,363)
Total Pass Through RMBS	2,715,993	2,827,270	95.49%	104.10	4.30%	4.76%	12	307	8.49%	7.39%	32,948	(44,099)
Structured RMBS
Interest-Only Securities	762,892	109,993	3.72%	14.42	3.74%	4.33%	59	254	6.82%	7.90%	(15,014)	12,111
Inverse Interest-Only Securities	222,678	23,471	0.79%	10.54	2.61%	4.86%	55	296	9.27%	10.56%	2,205	(2,899)
Total Structured RMBS	985,570	133,464	4.51%	13.54	3.48%	4.45%	58	263	7.37%	8.50%	(12,809)	9,212
Total Mortgage Assets	$3,701,563	$2,960,734	100.00%		4.08%	4.67%	24	296	8.18%	7.73%	$20,139	$(34,887)

			Interest	Interest
	Average	Hedge	Rate	Rate
	Notional	Period	Sensitivity	Sensitivity
Hedge	Balance	End	(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures	$(1,725,000)	Dec-2020	$(17,250)	$17,250
Swaps	(1,260,000)	Oct-2020	(9,226)	9,101
5-Year Treasury Future	(165,000)	Mar-2019(3)	(3,820)	4,590
TBA	(250,000)	Jan-2018	(6,270)	7,454
Swaptions	(700,000)	Jan-2028	-	696
Hedge Total	$(4,100,000)		$(36,566)	$39,091
Rate Shock Grand Total			$(16,427)	$4,204

(1)
Amounts in the tables above include assets with a fair value of approximately $210.0 million purchased in January 2019, which settle in February 2019, and exclude assets with a fair value of approximately $240.0 million sold in January 2019, which settle in February 2019.

(2)
Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(3)	Five year treasury futures contracts were valued at prices of $114.86 at January 31, 2019. The notional contract value of the short position was $189.5 million.

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)	Portfolio	Asset Category	Value(1)	Portfolio
As of January 31, 2019			As of January 31, 2019
Fannie Mae	$1,429,262	48.3%	Non-Whole Pool Assets	$938,672	31.7%
Freddie Mac	1,527,616	51.6%	Whole Pool Assets	2,022,062	68.3%
Ginnie Mae	3,856	0.1%	Total Mortgage Assets	$2,960,734	100.0%
Total Mortgage Assets	$2,960,734	100.0%

(1)
Amounts in the tables above include assets with a fair value of approximately $210.0 million purchased in January 2019, which settle in February 2019, and exclude assets with a fair value of approximately $240.0 million sold in January 2019, which settle in February 2019.

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of January 31, 2019	Borrowings(1)	Debt	Rate	in Days	Maturity
Mirae Asset Securities (USA) Inc.	$377,892	13.6%	2.54%	11	3/26/2019
RBC Capital Markets, LLC	365,474	13.1%	2.67%	28	3/4/2019
ING Financial Markets LLC	325,422	11.6%	2.62%	20	3/25/2019
Wells Fargo Bank, N.A.	262,708	9.4%	2.65%	28	3/26/2019
Cantor Fitzgerald & Co	250,505	9.0%	2.56%	14	3/7/2019
Mitsubishi UFJ Securities (USA), Inc	204,795	7.3%	2.55%	16	2/19/2019
J.P. Morgan Securities LLC	154,797	5.5%	2.67%	15	2/19/2019
ABN AMRO Bank N.V.	148,355	5.3%	2.57%	4	2/4/2019
ICBC Financial Services LLC	138,423	4.9%	2.68%	31	3/15/2019
Citigroup Global Markets Inc	112,084	4.0%	2.66%	23	2/27/2019
FHLB-Cincinnati	96,382	3.4%	2.69%	1	2/1/2019
South Street Securities, LLC	86,516	3.1%	2.64%	27	2/28/2019
Natixis, New York Branch	57,154	2.0%	2.78%	14	2/15/2019
Lucid Cash Fund USG LLC	49,812	1.8%	2.70%	14	2/14/2019
ASL Capital Markets Inc.	42,794	1.5%	2.55%	13	2/13/2019
Bank of Montreal	35,447	1.3%	2.66%	43	3/15/2019
Guggenheim Securities, LLC	26,762	1.0%	2.66%	29	3/1/2019
Lucid Prime Fund, LLC	20,841	0.7%	2.75%	14	2/14/2019
Merrill Lynch, Pierce, Fenner & Smith	16,916	0.6%	3.05%	28	2/28/2019
ED&F Man Capital Markets Inc	13,415	0.5%	2.60%	7	2/7/2019
J.V.B. Financial Group, LLC	10,042	0.4%	2.54%	15	2/15/2019
Total Borrowings	$2,796,536	100.0%	2.62%	19	3/26/2019

(1)
In January 2019, the Company sold assets with a fair value of approximately $240.0 million, which settle in February 2019 that collateralize approximately $221.7 million of repurchase agreements included in the table above.

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400